                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 15, 2002


                        WilTel Communications Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                Nevada                    000-50040              01-0744785
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
            Incorporation)                                   Identification No.)


         One Technology Center, Tulsa, OK                    74103
     (Address of Principal Executive Offices)              (Zip Code)



       Registrant's Telephone Number, Including Area Code: (918) 547-6000



          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         While the Registrant does not make any representations in this regard, the transactions described in Item 5. below may be deemed to constitute a change in control of the Registrant.

ITEM 5. OTHER EVENTS.

         On April 22, 2002, Williams Communications Group, Inc., a Delaware corporation ("WCG") and CG Austria, Inc., a Delaware corporation (WCG and CG Austria, Inc. collectively, the "Debtors"), filed voluntary petitions for protection under chapter 11 of title 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Such proceedings were jointly administered under Case No. 02-11957 (BRL). On August 12, 2002, the Debtors filed with the Bankruptcy Court, among other things, the Second Amended and Restated Joint Plan of Reorganization of Williams Communications Group, Inc. and CG Austria Inc., dated August 12, 2002 (including all modifications thereof and schedules and exhibits thereto, the "Plan").

         The Bankruptcy Court approved the Plan at a hearing before the Bankruptcy Court on September 30, 2002 (the "Confirmation Hearing"). The order confirming the Plan was signed by the Bankruptcy Court on September 30, 2002 (the "Confirmation Order"), and the Confirmation Order was entered on the docket of the Bankruptcy Court on September 30, 2002. WCG reported the confirmation on its Current Report on Form 8-K dated October 11, 2002.

         On October 15, 2002 (the "Effective Date"), pursuant to the Plan and the Confirmation Order, WilTel Communications Group, Inc. (the "Company" or the "Registrant") emerged as the successor to WCG. Also pursuant to the Plan and the Confirmation Order, on the Effective Date an aggregate of 22,000,000 shares of Company Common Stock ("Shares") were issued to Leucadia National Corporation ("Leucadia") and an aggregate of 27,000,000 Shares were issued to a grantor trust (the "Residual Trust") among WCG, the Company and Wilmington Trust Corporation, as trustee (the "Residual Trustee"). A copy of the Plan is filed as Exhibit A to Exhibit 99.2 to WCG's Current Report on Form 8-K, filed on August 23, 2002, and is incorporated herein by reference. Modifications to the Plan are filed as Exhibit 99.3 to WCG's Current Report on Form 8-K, filed on October 11, 2002, and are incorporated herein by reference. A copy of the Confirmation Order is filed as Exhibit 99.1 to WCG's Current Report on Form 8-K, filed on October 11, 2002, and is incorporated herein by reference. The Residual Trust is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         Shares of the Company's Common Stock are being distributed by the Residual Trustee to holders of Class 5 and Class 6 claims under the Plan according to the following conversion ratio:

         Class 5: Senior Redeemable Note Claims          Shares per $1000 Face Value Bond
         -----------------------------------------       ---------------------------------

         10.70% Senior Redeemable Notes due 2007                    10.4431

         10.875% Senior Redeemable Notes due 2009                   10.4528

         11.70% Senior Redeemable Notes due 2008                    10.1141

         11.875% Senior Redeemable Notes due 2010                   10.1181

         Class 6: Other Unsecured Claims:             9.8516 Shares per $1000 in Allowed Claims


For more information regarding distributions of Common Stock in satisfaction of Claims, refer to the Plan and the Confirmation Order.

         Shares of the Company's Common Stock were issued to Leucadia under the Plan in two distributions. First, pursuant to a Purchase and Sale Agreement, dated as of July 26, 2002 between Leucadia and The Williams Companies, Inc., a Delaware corporation ("TWC") (as amended on October 15, 2002, the "Purchase Agreement"), Leucadia acquired certain claims against WCG (the "TWC Assigned Claims") for a purchase price of $180,000,000 by delivering into escrow pursuant to an Escrow Agreement, dated as of October 15, 2002, among the Company, Leucadia, TWC and The Bank of New York, as Escrow Agent (the "Escrow Agreement"), a letter of credit issued by Fleet Bank (the "TWC Letter of Credit"). Pursuant to the Purchase Agreement and the Escrow Agreement, 11,775,000 Shares were issued to Leucadia in satisfaction of the TWC Assigned Claims in accordance with the Plan. The Purchase Agreement is filed as Exhibit
99.5 to WCG's Current Report on Form 8-K, filed on July 31, 2002, and is incorporated herein by reference. Amendment No. 1 to the Purchase Agreement is attached as Exhibit 99.2 hereto and is incorporated herein by reference. The Escrow Agreement is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

         Second, pursuant to an Investment Agreement by and among Leucadia, WCG and Williams Communications, LLC ("WCL"), dated as of July 26, 2002 (as amended on September 30, 2002 and October 15, 2002, the "Investment Agreement"), Leucadia invested $150,000,000 in the Company by paying the Company $1,000 and delivering into escrow pursuant to the Escrow Agreement, a letter of credit issued by JPMorgan Chase Bank (the "Company Letter of Credit"), in exchange for which 10,225,000 Shares were issued to Leucadia in accordance with the Plan. The Investment Agreement is filed as Exhibit 99.4 to WCG's Current Report on Form 8-K, filed on July 31, 2002, and is incorporated herein by reference. The First Amendment to the Investment Agreement is attached as Exhibit 99.4 hereto and is incorporated herein by reference. Amendment No. 2 to the Investment Agreement is attached as Exhibit 99.5 hereto and is incorporated herein by reference.

         In accordance with the terms of the Escrow Agreement, if the Company receives FCC Approval (as defined in the Escrow Agreement) for the transfer of control of the licenses issued to the Company's subsidiary, WCL, prior to February 28, 2003, the proceeds of the Company Letter of Credit will be paid to the Escrow Agent for disbursement to the Company in accordance with the terms of the Escrow Agreement, and the proceeds of the TWC Letter of

Credit will be paid to the Escrow Agent for disbursement to TWC. If the Company does not deliver notice of FCC Approval on or before February 28, 2003, in accordance with the terms of the Escrow Agreement, then (a) the Company Letter of Credit and the TWC Letter of Credit will either expire by their respective terms on March 14, 2003 or will be returned to Leucadia, and (b) the purchase of the 10,225,000 Shares from the Company for $150,000,000 and the TWC Assigned Claims from TWC for $180,000,000 by Leucadia will be unwound. As a result of such an unwind, 10,225,000 Shares will be returned to the Company and 11,775,000 Shares will be returned to the Escrow Agent for distribution to TWC in accordance with the terms of the Escrow Agreement. Should that distribution to TWC occur, it is anticipated that TWC would hold approximately 30% of the outstanding Common Stock of the Company.

         Pursuant to the Plan and a Stockholders Agreement, dated October 15, 2002, between Leucadia and the Company (the "Stockholders Agreement"), which is attached as Exhibit 99.6 hereto and is incorporated herein by reference, Leucadia designated four (4) members of the Company's nine (9) member Board of Directors and four (4) members of the initial reorganized Board of Directors of the Company were designated by the Official Committee of Unsecured Creditors of WCG. As a result of the resignation of the Company's Chief Executive Officer on October 16, 2002, the ninth seat on the Board of Directors is vacant. The vacancy on the Board of Directors will be filled in accordance with the Articles of Incorporation of the Company and the Stockholders Agreement. The current members of the Board of Directors are J. Patrick Collins, Ian M. Cumming, William H. Cunningham, Michael Diament, Alan J. Hirschfield, Jeffrey C. Keil, Michael P. Ressner and Joseph S. Steinberg. Messrs. Cumming, Steinberg, Hirschfeld and Kiel were designated by Leucadia, and Messrs. Collins, Cunningham, Diament and Ressner were designated by the Official Committee of Unsecured Creditors of WCG.

         The Stockholders Agreement also provides, among other things, that Leucadia is obligated until the second anniversary of the Effective Date to vote, and to cause its subsidiaries to vote, its securities for a Committee of Independent Directors (as defined in the Stockholders Agreement) in accordance with the terms of the Stockholders Agreement. In addition, the Stockholders Agreement provides that until the fifth anniversary of the Effective Date, Leucadia cannot acquire in excess of 49% of the issued and outstanding securities of the Company without the prior approval of (a) a majority of the Independent Directors of the Company or (b) the holders of a majority of the Company's voting securities that are not owned by Leucadia and its affiliates. The Stockholders Agreement also gives Leucadia the right to designate (i) four
(4) members of the Board of Directors for as long as Leucadia owns at least twenty percent (20%) of the Company Common Stock and (ii) at least one (1) member of the Board of Directors for as long as Leucadia owns at least ten percent (10%) of the Company Common Stock.

         Pursuant to the Plan, and as filed with the Secretary of State of the State of Nevada, the Articles of Incorporation of the Company (the "Charter"), prohibit the Company from issuing non-voting equity securities and impose certain restrictions on the transfer of the Company's equity securities, applicable to persons who are or become (under applicable tax rules) five-percent shareholders of the Company, without the prior written approval of the Company's Board of Directors. The Charter permits Leucadia to acquire up to 49% of the issued and outstanding shares of Company Common Stock without obtaining prior approval from the Board of Directors. Under the Charter, the Company is authorized to issue an aggregate of up to

200,000,000 Shares. The Charter is attached as Exhibit 99.7 hereto and is incorporated herein by reference.

         The By-Laws of the Company (the "By-Laws") were adopted on the Effective Date in accordance with the Plan. The Board of Directors of the Company subsequently amended the By-Laws on October 15, 2002. The By-Laws, as adopted pursuant to the Plan on the Effective Date, are attached as Exhibit 99.8 hereto and are incorporated herein by reference. The By-Laws, as amended, are attached as Exhibit 99.9 hereto are and incorporated herein by reference.

         Leucadia has entered into a Registration Rights Agreement with the Company by which the Company has granted Leucadia certain rights to obligate the Company to register for sale under the Securities Act of 1933, the Shares owned by Leucadia or its affiliates, including the Shares issued pursuant to the Plan. The Registration Rights Agreement is attached as Exhibit 99.10 hereto and is incorporated herein by reference.

         Leucadia and the Company have entered into a Stockholder Rights and Co-Sale Agreement (the "Co-Sale Agreement") by which, among other things, certain persons are eligible to participate on proposed issuances or actual issuances of Rights Securities (as defined in the Co-Sale Agreement) to Leucadia until the fifth anniversary of the Effective Date. In addition, certain persons would be eligible to participate in any transfer (other than Exempt Transactions (as defined in the Co-Sale Agreement) and transfers to affiliates of Leucadia) by Leucadia of 33% or more of the shares of Company Common Stock outstanding until the fifth anniversary of the Effective Date. The Co-Sale Agreement is attached as Exhibit 99.11 hereto and is incorporated by reference.

         In addition, the following transactions, among others, occurred on the Effective Date pursuant to the Plan (capitalized terms used but not defined herein have the meaning ascribed to them in the Plan):

         (a) The Company issued 1,000,000 shares (or 2%) of Company Common Stock to WCG for distribution in the event of a settlement or judgment, if any, with respect to holders of Securities Fund Channeled Actions.

         (b) WCG transferred all of its assets, other than the Residual Assets, to the Company.

         (c) WCG issued the Residual Share to the Residual Trust.

         (d) All of the Restated Credit Documents were executed and delivered and became effective, and $350 million was paid to the Lenders thereunder.

         (e) Each of the transactions that comprise the TWC Settlement occurred or were implemented and became binding and effective in all respects (subject to the Escrow Agreement), including:

                  (1) TWC contributed the TWC Contributed Distribution for the benefit of holders of Class 5/6 Channeled Actions;

                  (2) documents to effect the sale by Williams Headquarters Building Company of the Building Purchase Assets to Williams Technology Center, LLC ("WTC") pursuant to the Building Purchase Agreement were deposited into escrow with The Bank of New York, as Escrow Agent, for distribution at such time as the $330 million proceeds of the Leucadia New Investment and purchase of TWC Assigned Claims are released to the Company and TWC, respectively, pursuant to the terms of the Escrow Agreement;

                  (3) all of the releases contemplated by the TWC Settlement became binding and effective; and

                  (4) all other transactions contemplated under the TWC Settlement were consummated.

         (h) The Company and TWC entered into a Stockholders Agreement and Registration Rights Agreement which will become effective, if at all, at such time as Leucadia is required to surrender the Company's Common Stock to the Company and TWC in accordance with the terms of the Escrow Agreement.

         (i) All other payments, deliveries and other distributions to be made pursuant to the Plan or the Restated Credit Documents on or as soon as practicable after the Effective Date were made or duly provided for.

         The material agreements entered into on the Effective Date to effect the Plan are attached hereto as exhibits and are incorporated herein by reference in their entirety.

         During the pendency of the Debtors' Chapter 11 reorganization, the Debtors filed monthly operating statements with the Bankruptcy Court as of the end of each full month from May, 2002 through September, 2002, inclusive. Each of the monthly operating statements is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The Registrant filed the following exhibits as part of this report:

         99.1 Declaration of Trust, dated as of October 15, 2002, by and among WCG, the Company and the Residual Trustee.

         99.2 Amendment No. 1, dated as of October 15, 2002, to the Purchase Agreement, dated as of July 26, 2002, between TWC and Leucadia.

         99.3 Escrow Agreement, dated as of October 15, 2002, by and among the Company, TWC, Leucadia and The Bank of New York, as Escrow Agent.

         99.4 First Amendment, dated as of September 30, 2002, to the Investment Agreement, dated as of July 26, 2002, by and among the Company, Leucadia and WCL.

         99.5 Amendment No. 2, dated as of October 15, 2002, to the Investment Agreement, dated as of July 26, 2002 and amended as of September 30, 2002, by and among the Company, Leucadia and WCL.

         99.6 Stockholders Agreement, dated as of October 15, 2002, between Leucadia and the Company.

         99.7 Charter of the Company, filed with the Secretary of State of the State of Nevada on October 14, 2002.

         99.8       By-Laws of the Company, dated as of October 15, 2002.

         99.9 By-Laws of the Company, as amended, dated as of October 15, 2002.

         99.10 Registration Rights Agreement, dated as of October 15, 2002, between Leucadia and the Company.

         99.11 Co-Sale Agreement, dated as of October 15, 2002, between Leucadia and the Company.

         99.12 Second Amended and Restated Credit and Guaranty Agreement, dated as of September 8, 1999, as amended and restated as of April 25, 2001 and as further amended and restated as of October 15, 2002.

         99.13 Amendment No. 9, dated as of October 15, 2002, to Amended and Restated Credit Agreement, dated as of September 8, 1999, and Amendment No. 1, dated as of October 15, 2002, to the Subsidiary Guarantee, dated as of September 8, 1999.

         99.14 Amended and Restated Security Agreement, dated as of April 23, 2001, as amended and restated as of October 15, 2002.

         99.15 Amendment No. 1, dated as of October 15, 2002, to the Real Property Purchase and Sale Agreement, dated as of July 26, 2002, among Williams Headquarters Building Company, WTC, WCL, WCG and Williams Communications Aircraft, LLC.

         99.16 Stockholders Agreement, dated as of October 15, 2002, between TWC and the Company.

         99.17 Registration Rights Agreement, dated as of October 15, 2002, between TWC and the Company.

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         99.18      Monthly operating statement of WCG for the period after
                    April 22, 2002 (date of filing) through May 31, 2002.

         99.19 Monthly operating statement of WCG for the month ending June 30, 2002.

         99.20 Monthly operating statement of WCG for the month ending July 31, 2002.

         99.21 Monthly operating statement of WCG for the month ending August 31, 2002.

         99.22 Monthly operating statement of WCG for the month ending September 30, 2002.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WILTEL COMMUNICATIONS GROUP, INC.



                                 By:  /s/ P. David Newsome, Jr.
                                      ------------------------------------------
                                      Name:  P. David Newsome, Jr.
                                      Title: General Counsel and Corporate
                                             Secretary


Date: October 24, 2002



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                                  EXHIBIT INDEX

         Exhibit
         Number                                  Description
         ------                                  -----------

         99.1           Declaration of Trust, dated as of October 15, 2002, by and among WCG, the
                        Company and the Residual Trustee.

         99.2           Amendment No. 1, dated as of October 15, 2002, to the Purchase Agreement, dated as of July 26, 2002, between TWC and Leucadia.

         99.3           Escrow Agreement, dated as of October 15, 2002, by and among the Company,
                        TWC, Leucadia and The Bank of New York, as Escrow Agent.

         99.4           First Amendment, dated as of September 30, 2002, to the Investment
                        Agreement, dated as of July 26, 2002, by and among the Company, Leucadia and
                        WCL.

         99.5           Amendment No. 2, dated as of October 15, 2002, to the Investment Agreement, dated as of July 26, 2002 and amended as of September 30, 2002, by and among the Company, Leucadia and WCL.

         99.6           Stockholders Agreement, dated as of October 15, 2002, between Leucadia and the Company.

         99.7           Charter of the Company, filed with the Secretary of State of the State of
                        Nevada on October 14, 2002.

         99.8           By-Laws of the Company, dated as of October 15, 2002.

         99.9           By-Laws of the Company, as amended, dated as of October 15, 2002.

         99.10          Registration Rights Agreement, dated as of October 15, 2002, between
                        Leucadia and the Company.

         99.11          Co-Sale Agreement, dated as of October 15, 2002, between Leucadia and the
                        Company.

         99.12          Second Amended and Restated Credit and Guaranty Agreement, dated as of
                        September 8, 1999, as amended and restated as of April 25, 2001 and as further amended and restated as of October 15, 2002.

         99.13          Amendment No. 9, dated as of October 15, 2002, to Amended and Restated
                        Credit Agreement, dated as of September 8, 1999, and Amendment No. 1, dated as of October 15, 2002, to the Subsidiary Guarantee, dated as of
                        September 8, 1999.



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
         99.14          Amended and Restated Security Agreement, dated as of April 23, 2001, as amended and restated as of October 15, 2002.

         99.15          Amendment No. 1, dated as of October 15, 2002, to the Real Property Purchase and Sale Agreement, dated as of July 26, 2002, among Williams Headquarters
                        Building Company, WTC, WCL, WCG and Williams Communications Aircraft, LLC.

         99.16          Stockholders Agreement, dated as of October 15, 2002, between TWC and the
                        Company.

         99.17          Registration Rights Agreement, dated as of October 15, 2002, between TWC and the Company.

         99.18          Monthly operating statement of WCG for the period after April 22, 2002 (date of filing) through May 31, 2002.

         99.19          Monthly operating statement of WCG for the month ending June 30, 2002.

         99.20          Monthly operating statement of WCG for the month ending July 31, 2002.

         99.21          Monthly operating statement of WCG for the month ending August 31, 2002.

         99.22          Monthly operating statement of WCG for the month ending September 30, 2002.